UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                               September 27, 2006
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

      P.O. Box 2115, Addison, TX                                75001-2115
(Address of principal executive offices)                        (ZIP Code)

                               1 (214) 236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     -------------------------------------------------------------

ITEM  8.01.  OTHER EVENTS

         On June 14, 2006 Robert Hipple, former CEO of the Company, filed an Involuntary Chapter 7 Bankruptcy petition against the Company in United States Bankruptcy Court for the Middle District of Florida under Chapter 7 of the Bankruptcy Code. In the filings, Mr. Hipple represented himself and iTrust Financial, Inc. of Cocoa, Florida, and claimed that the Company owes him $47,925.82 and iTrust Financial, Inc. $58,404.24 or an aggregate of $106,330.06. At the same time, Mr. Hipple filed a second Involuntary Chapter 7 Bankruptcy Petition against iWorld Systems & Services, Inc., a wholly owned subsidiary of the Company, in which it was claimed that the Company owes $30,000 to him and $2,100 to iTrust Financial, Inc.

On July 11, 2006, the Company filed a Debtor's Motion to Dismiss and Response to Involuntary Petition in the Florida Bankruptcy Court, Orlando Division, on behalf of iWorld Projects & Systems, Inc., and iWorld Systems & Services, Inc.

On August 22, 2006, a hearing was held in the Central Florida Bankruptcy court in which Mr. Hipple and the Company, represented by Mr. Carl Generes, attorney, as outside legal counsel, presented arguments and evidence in the cases. The court determined that additional time should be allowed for additional creditors of the Companies to file with the court, and scheduled another hearing for September 20, 2006.

Immediately following the August 22 hearing in Florida, Mr. Hipple and the Company's legal counsel reached a tentative settlement agreement. A joint motion was subsequently filed with the bankruptcy court to abate the bankruptcy filings for 30 days so an agreement between the parties could be negotiated. The court agreed and scheduled a final hearing on the matter for September 20, 2006.

On September 20, 2006, a settlement agreement was agreed and signed by Robert Hipple, David L. Pells and Carl Generes, representing all parties. Terms of the Settlement Agreement included dismissal of the bankruptcy motions by Hipple; agreement by iWorld to re-submit a confession of judgment in the Longview lawsuit in New York; unconditional mutual releases from claims and liabilities, an iWorld note to pay Mr. Hipple $100,000 in twelve months; Hipple agreement to sell all iWorld stock owned by himself, his family and iTrust Financial back to the Company at $0.0035/share; mutual restraints on both parties from making negative statements; and agreement to disclose the Settlement Agreement in an 8-K filing with the SEC. The agreements to pay Hipple $100,000 and to repurchase company stock are to be documented in separate Notes. The Settlement Agreement was approved by the Company's Board of Directors. A copy of the Settlement Agreement is included in this filing as Attachment 1.

On the afternoon of September 20, 2006, a hearing was held in the Central Florida Bankruptcy Court in Orlando, Florida, with iWorld appearing by telephone. Based on testimony to the court by Mr. Hipple and Mr. Generes, representing iWorld, that a Settlement Agreement had been signed and that both sides have agreed that the bankruptcy should be dismissed, the Court agreed and immediately dismissed the bankruptcy cases for both iWorld Projects & Systems, Inc. and iWorld Systems & Services, Inc., with no further motions or filings by either side required.

On September 22, 2006, the Court filed Order Granting First Amended Motion to Dismiss Case, in which bankruptcy case no. 6:06-bk-01383-KSJ against iWorld Projects & Systems, Inc. was officially ordered dismissed. That court order is included in this filing as Attachment 2. Also on September 22, 2006, the court filed Order Granting First Amended Motion to Dismiss Case, in which bankruptcy case no. 6:06-bk-01381-KSJ against iWorld Systems & Services, Inc. was officially ordered dismissed. That court order is included in this filing as Attachment 3.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2006

                             iWORLD PROJECTS & SYSTEMS, INC.


                             By /s/ David Pells
                             -------------------------------------
                             David L. Pells, President, acting CEO

                                  ATTACHMENT 1

                        SETTLEMENT AND RELEASE AGREEMENT

         This Settlement and Release Agreement is made and entered into between and among iWorld Projects & Systems, Inc., a Nevada corporation ("IWPS"), iWorld Systems & Services, Inc., a Florida corporation ("IWSS"), and David Pells ("Pells") sole officer of IWPS and IWSS (collectively referred to as the "iWorld Parties"); and Robert Hipple, an individual resident of Florida ("Hipple") and iTrust Financial, Inc., a Florida corporation ("iTrust") to resolve, settle, discharge, terminate and otherwise eliminate all claims, debts, obligations, actions, and causes of action between and among them, on the following terms and conditions:

1. Voluntary Dismissals. Hipple and iTrust will withdraw, dismiss and otherwise terminate the pending Involuntary Chapter 7 Bankruptcy proceedings now pending in the United States Bankruptcy Court for the Middle District of Florida in Cases 6:06-bk-01381-KSJ and 6:06-bk-01383-KSJ (the "Bankruptcy Actions"), with the consent of the iWorld parties and the dismissal of the bankruptcy petitions by the Court with the mutual consent of the parties.

2. Confession of Judgment. Immediately upon execution of this Agreement by all parties, IWPS will re-submit a previously entered confession of judgment to the Fifth, Sixth and Seventh Claims for Relief against IWPS in the Amended Complaint in the pending action styled Longview Fund et al vs. iWorld Projects & Systems, Inc., et al, Case No. 05 CIV 6745 (KMK) in the United States District Court for the Southern District of New York (the "Longview Litigation"). The confession of judgment will not include judgment against IWPS under the First, Second or Fourth Claims for Relief in the Amended Complaint, as to which IWPS denies that there was any securities fraud, misrepresentations, fraud, willful misconduct or false statements or omissions.

3. Mutual Releases. The iWorld Parties unconditionally release, discharge, and hold harmless Hipple and iTrust from any claim, loss, debt, liability, obligation, tax, expense or other liability of any kind or type, now existing or which, with the passage of time may arise hereafter based on facts and circumstances now existing, whether now known or unknown and whether based on Hipple's prior service as an officer and director of IWPS or IWSS or otherwise. Hipple and iTrust unconditionally release, discharge, and hold harmless the iWorld Parties from any claim, loss, debt, liability, obligation, expense or other liability of any kind or type, now existing or which, with the passage of time may arise hereafter based on facts and circumstances now existing, whether now known or unknown. Notwithstanding the foregoing, IWPS shall indemnify and hold harmless Hipple from any loss, damage, claim, liability, judgment or other expense arising out of or resulting from the actions or causes of action alleged in the Longview Litigation to the fullest extent permitted or authorized under the laws of Nevada, and the Articles of Incorporation and By-laws of IWPS. With respect to the Longview Litigation, IWPS asserts and maintains that IWPS and its officers and directors engaged in no wrongdoing, misconduct, misrepresentation, omission, or other willful act or misconduct in their dealings with Longview Equity Fund and Longview International Equity Fund.

4. Payment of Debts. IWPS and IWSS agree that Hipple and iTrust are creditors of IWPS and/or IWSS and it is further agreed that all claims, debts and other amounts owed to Hipple and iTrust shall be incorporated into promissory notes payable to each, in principal amounts to be determined in a total combined principal amount of $100,000, which shall be the joint and several obligation of IWPS and IWSS, payable in one year from the date of issue plus interest at the rate of eight (8) percent per annum until paid. Execution and delivery of the promissory notes shall be a full discharge and satisfaction of all other debts, claims, accounts and liabilities owed or claimed to be owed to Hipple and iTrust by IWPS and IWSS, except as otherwise provided in this Agreement.

5. Redemption of Stock. IWPS agrees to purchase and redeem, and Hipple agrees to transfer and sell to IWPS, all of the shares of common stock of IWPS now held by Hipple, Hipple's wife, Hipple's wife for the benefit of his children, and iTrust Financial, Inc. represented by certificates 4013, 4086, 4087, 4127, 4128 and 4129 for a total of 15,250,000 shares, at a per share price of $0.0035 per share. The sale shall be pursuant to six promissory notes, one for each stock certificate, in the total aggregate principal amount of $ 53,375.00 plus interest at eight (8) percent per annum due in eighteen (18) months, and the transfer and sale of the shares shall be deemed to be closed and the sale complete only upon the payment of each promissory note by IWPS. The stock certificates shall continue to be held by Hipple until such time as each promissory note is paid in full, and in the meantime, the certificate holder shall be entitled to vote the shares and otherwise enjoy all benefits as a stockholder of IWPS. In the event that the promissory notes are not paid in 18 months, then full ownership of the shares shall revert to the certificate holders. The promissory notes can be paid at any time within the 18 month period, at which time the shares paid for will be legally transferred to and delivered to iWorld.

6. Restraint. Neither the iWorld Parties, the directors of IWPS, nor Hipple and iTrust, will make, distribute, repeat, or otherwise engage in, cause or repeat any negative comments, statements, references or other utterances regarding the others, and will hereafter refrain from any and all comments or statements of any kind regarding the other.

7. SEC Report. The execution and approval of this Settlement and Release Agreement and the terms thereof shall be reported and disclosed by IWPS in a Form 8-K Report filed with the United States Securities and Exchange Commission within four (4) business days, in language reviewed and agreed to by all parties hereto.

8. Settlement Contingent on Court Approval. This Agreement is contingent upon the dismissal of the Bankruptcy Actions with each party bearing its own costs and expenses.

The foregoing is agreed to and is intended to be a full, complete and final discharge, release and satisfaction of all claims and obligations of any kind, known or unknown between and among the parties, except as expressly provided for herein, and is entered into with full knowledge of the consequences thereof, on advice of legal counsel, and for full and valuable consideration, the receipt and sufficiency of which are expressly agreed to and acknowledged by all parties.

The undersigned have executed this Agreement this 20th day of September, 2006.

iWorld Projects & Systems, Inc.             iWorld Systems & Services, Inc.

By: __________________________              By: ____________________________
    David Pells, President                      David Pells, President


______________________________              ________________________________
David Pells                                 Robert Hipple

ITrust Financial, Inc.

By: ___________________________
      Robert Hipple, President

Approved as to form:

_______________________________
Carl Generes
Attorney for iWorld Projects & Systems, Inc.
  and iWorld Systems & Services, Inc.

                                  ATTACHMENT 2

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION



In re
IWORLD SYSTEMS & SERVICES, INC.,
Debtor.

Case No. 6:06-bk-01381-KSJ
Chapter 7

ORDER GRANTING FIRST AMENDED MOTION TO DISMISS CASE
This case came on for hearing on September 20, 2006, on the First Amended Motion to Dismiss Case (the -Motion") (Doc. No. 26). After reviewing the pleadings, considering the position of interested parties, and based on the settlement agreement reached between the debtor and the petitioning creditors, it is

         ORDERED:
         1. The Motion (Doc. No. 25) is granted.
         2. This Chapter 7 case is dismissed.

         DONE AND ORDERED in Orlando, Florida, this 22nd day of September, 2006.



/s/ Karen S. Jennemann


KAREN S. JENNEMANN
United States Bankruptcy Judge

                                  ATTACHMENT 3

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION



In re
IWORLD SYSTEMS & SERVICES, INC.,
Debtor.

Case No. 6:06-bk-01381-KSJ
Chapter 7

ORDER GRANTING FIRST AMENDED MOTION TO DISMISS CASE
This case came on for hearing on September 20, 2006, on the First Amended Motion to Dismiss Case (the -Motion") (Doc. No. 25). After reviewing the pleadings, considering the position of interested parties, and based on the settlement agreement reached between the debtor and the petitioning creditors, it is

         ORDERED:
         1. The Motion (Doc. No. 25) is granted.
         2. This Chapter 7 case is dismissed.

         DONE AND ORDERED in Orlando, Florida, this 22nd day of September, 2006.




/s/ Karen S. Jennemann


KAREN S. JENNEMANN
United States Bankruptcy Judge